Exhibit 10.1
                                                                    ------------

                                 AMENDMENT NO. 2

     AMENDMENT NO. 2, dated as of November 7, 2006 (this "Amendment") to the Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), dated December 22, 2005, among Jupitermedia Corporation, a Delaware corporation (the "Borrower"), the Lenders party thereto (the "Lenders"), LaSalle Bank National Association, as syndication agent, KeyBank National Association, as documentation agent, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

     WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended as set forth below;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     SECTION 2. Amendment to Section 1.01 (Defined Terms). The "Consolidated EBITDA" definition shall be amended by (i) inserting the following new language in the eleventh line thereof, immediately following the words "but not to exceed $2,000,000 in the aggregate,":

     "plus (e) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Adjusted Net Income for such period, losses on sales of assets outside of the ordinary course of business), and minus any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Adjusted Net Income for such period, gains on the sales of assets outside of the ordinary course of business),"

     and (ii) inserting the following sentence at the end thereof:

     "For the purposes of determining Consolidated EBITDA for any period during which there was a disposition of a Person (or part thereof), Consolidated EBITDA for such period shall be calculated after giving pro forma effect to such disposition as though it had occurred on the first day of such period."

     SECTION 3. Amendment to Section 7.14 (Capital Expenditures). Section 7.14 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

     "Section 7.14 Capital Expenditures. The Borrower will not permit Consolidated Capital Expenditures for any fiscal year of the Borrower to exceed
(i) $3,500,000, for the fiscal year ending December 31, 2006, (ii) $4,500,000, for the fiscal year ending December 31, 2007 or (iii) $2,000,000 for each fiscal year thereafter; provided, that the amount of Consolidated Capital Expenditures permitted in any fiscal year commencing with the fiscal year ending December 31, 2008 shall be increased by the amount of unused permitted Consolidated Capital Expenditures for the immediately preceding fiscal year (it being understood that, for the fiscal year ending December 31, 2008, the amount of such permitted increase shall equal the excess, if any, of $2,000,000 over the Consolidated Capital Expenditures for the preceding fiscal year). Consolidated Capital Expenditures made pursuant to this Section 7.14 shall be deemed made first in respect of amounts carried over from the previous fiscal year."

     SECTION 4. Conditions to Effectiveness of Amendment. The amendments set forth herein shall become effective on the date upon which each of the following conditions precedent have been satisfied or waived:

     (i) The Administrative Agent (or its counsel) shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (A) the Borrower and (B) the Required Lenders;

     (ii) The Administrative Agent (or its counsel) shall have received a counterpart of the Acknowledgment and Consent, substantially in the form attached hereto as Exhibit A, executed and delivered by a duly authorized officer of each Guarantor;

     (iii) The Borrower shall have paid all fees and expenses of the Administrative Agent, in connection with this Amendment including the reasonable fees and expenses of counsel to the Administrative Agent; and

     (iv) After giving effect to the Amendment, no Default or Event of Default shall have occurred and be continuing.

     SECTION 5. Representations and Warranties. Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made as of the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; provided, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

     SECTION 6. Effect on the Loan Documents. (a) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 7. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     SECTION 8. Affirmation of Guaranty and Credit Agreement. The Guarantors hereby consent to this Amendment and hereby confirm, reaffirm and restate that their obligations under or in respect of the Credit Agreement and the documents related thereto to which they are a party are and shall remain in full force and effect after giving effect to the foregoing Amendment.

     SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 10. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                   JUPITERMEDIA CORPORATION

                                   By: /s/ Christopher S. Cardell
                                       -----------------------------------------
                                   Name:   Christopher S. Cardell
                                   Title:  President



                                   JP MORGAN CHASE BANK, N.A., as Administrative Agent and Lender
                                   By: /s/ Anthony Galea
                                       -----------------------------------------
                                   Name:   Anthony Galea
                                   Title:  Associate

               Name of Institution: LaSalle Bank National Association



                                   by /s/ Nancy W. Lanzoni
                                      ------------------------------------------
                                      Name:   Nancy W. Lanzoni
                                      Title:  First Vice President

               Name of Institution: Key Bank National Association



                                   by /s/ Jennifer A. O'Brien
                                      ------------------------------------------
                                      Name:   Jennifer A. O'Brien
                                      Title:  Vice President

               Name of Institution: Bank of America, N.A.



                                   by /s/ Martin Ollinger
                                      ------------------------------------------
                                      Name:   Martin Ollinger
                                      Title:  Vice President

               Name of Institution: Citizens Bank of Massachusetts



                                   by /s/ William M. Clossey
                                      ------------------------------------------
                                      Name:   William M. Clossey
                                      Title:  Vice President

               Name of Institution: The Northern Trust Company



                                   by /s/ Jeffrey B. Clark
                                      ------------------------------------------
                                      Name:   Jeffrey B. Clark
                                      Title:  Senior Vice President

               Name of Institution: Webster Bank, N.A.



                                   by /s/ Albert Schenck
                                      ------------------------------------------
                                      Name:   Albert Schenck
                                      Title:  Vice President

                                                                       EXHIBIT A
                                                                       ---------
                           ACKNOWLEDGEMENT AND CONSENT
                           ---------------------------


     Each of the undersigned Guarantors hereby acknowledges and consents to the foregoing Amendment No. 2.



                                   JUPITERIMAGES CORPORATION

                                   By: /s/ Christopher S. Cardell
                                       -----------------------------------------
                                   Name:   Christopher S. Cardell
                                   Title:  President & COO



                                   WORKBOOK, INC.

                                   By: /s/ Christopher S. Cardell
                                       -----------------------------------------
                                   Name:   Christopher S. Cardell
                                   Title:  President & COO